                                                                   Exhibit 10(b)

                             PICTURETEL CORPORATION

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                          Three Months Ended
                                                              (Unaudited)
                                                       -----------------------

                                                        6/29/97        6/29/96
                                                       --------       --------

Revenues                                               $112,238       $116,082
Cost of sales                                          $ 63,395       $ 60,343
                                                       --------       --------

Gross margin                                           $ 48,843       $ 55,739

Operating expenses:
   Research and development                            $ 18,822       $ 14,041
   Selling, general and administrative                 $ 35,255       $ 31,076
                                                       --------       --------

     Total operating expenses                          $ 54,077       $ 45,117
                                                       --------       --------

Income (loss) from operations                          $ (5,234)      $ 10,622
Other income (expense), net                            $    589       $  2,239
                                                       --------       --------

Income (loss) before taxes                             $ (4,645)      $ 12,861

Income tax expense (benefit)                           $ (1,625)      $  4,373
                                                       --------       --------


Net income (loss)                                      $ (3,020)      $  8,488
                                                       ========       ========


Net income (loss) per common share                     $  (0.09)      $   0.24
                                                       ========       ========

Weighted average number of
   common shares outstanding                             34,162         36,053
                                                       ========       ========

                             PICTURETEL CORPORATION

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                           Six Months Ended
                                                              (Unaudited)
                                                       -----------------------

                                                        6/29/97        6/29/96
                                                       --------       --------

Revenues                                               $230,460       $221,083
Cost of sales                                          $125,763       $114,452
                                                       --------       --------

Gross margin                                           $104,697       $106,631

Operating expenses:
   Research and development                            $ 38,279       $ 27,965
   Selling, general and administrative                 $ 68,583       $ 58,815
                                                       --------       --------

     Total operating expenses                          $106,862       $ 86,780
                                                       --------       --------

Income (loss) from operations                          $ (2,165)      $ 19,851
Other income (expense), net                            $  2,250       $  3,993
                                                       --------       --------

Income before taxes                                    $     85       $ 23,844

Income tax expense                                     $     30       $  7,887
                                                       --------       --------


Net income                                             $     55       $ 15,957
                                                       ========       ========


Net income per common share                            $   0.00       $   0.44
                                                       ========       ========

Weighted average number of
   common shares outstanding                             35,105         36,087
                                                       ========       ========